UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2005

PennRock Financial Services Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15040	23-2400021
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1060 Main St., P.O. Box 580, Blue Ball, Pennsylvania		17506-0580
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-354-4541

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01. Other Events.

On June 1, 2005, Community Banks, Inc. ("Community") and PennRock Financial Services Corp. ("PennRock") issued a joint press release announcing that at separate meetings held May 31, 2005, the shareholders of Community and the shareholders of PennRock approved the merger of PennRock with and into Community. A copy of the pres release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Joint press release of Community Banks, Inc. and PennRock Financial
Services Corp.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PennRock Financial Services Corp.

June 1, 2005	By:	/s/ George B. Crisp

Name: George B. Crisp
Title: Vice President and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 1, 2005